                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                         [NAME OF FILER IF APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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                      INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                         ------------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

                         ------------------------------

                                OCTOBER 14, 1996

TO THE STOCKHOLDERS OF INCOME OPPORTUNITIES FUND 2000, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the 'Meeting') of Income Opportunities Fund 2000, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, October 14, 1996 at 9:15 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 12, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 1, 1996, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          IRA P. SHAPIRO
                                          Secretary

Plainsboro, New Jersey
Dated: August 28, 1996

                                PROXY STATEMENT

                            ------------------------

                      INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                OCTOBER 14, 1996

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Income Opportunities Fund 2000, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1996 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, October 14, 1996 at 9:00 A.M. The approximate mailing date of this Proxy Statement is August 30, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board of Directors has fixed the close of business on August 12, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of August 12, 1996, the Fund had outstanding 11,614,327 shares of common stock, par value $.10 per share ('Common Stock'). To the knowledge of the Fund, as of August 12, 1996, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

     Approval of Items 1 and 2 will require the affirmative vote of the holders of a majority of the Fund's Common Stock, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


                         ITEM 1.  ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the six (6) persons designated as directors to be elected by holders of Common Stock. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                                          SHARES OF
                                                                                                         COMMON STOCK
                                                                                                         OF THE FUND
                                                           PRINCIPAL OCCUPATIONS                         BENEFICIALLY
                                                          DURING PAST FIVE YEARS            DIRECTOR       OWNED AT
       NAME AND ADDRESS OF NOMINEE         AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE    AUGUST 12, 1996
- -----------------------------------------  ----  -----------------------------------------  ---------  ----------------
Joe Grills(1)(2) ........................   61   Member of the Committee of Investment of     1994            0
  183 Soundview Lane                               Employee Benefit Assets of the
  New Canaan, Connecticut 06840                    Financial Executives Institute
                                                   ('CIEBA') since 1986, member of CIEBA's
                                                   Executive Committee since 1988 and its
                                                   Chairman from 1991 to 1992; Assistant
                                                   Treasurer of International Business
                                                   Machines Incorporated ('IBM') and Chief
                                                   Investment Officer of IBM Retirement
                                                   Funds from 1986 until 1993; Member of
                                                   the Investment Advisory Committee of
                                                   the State of New York Common Retirement
                                                   Fund; Director, Duke Management Company
                                                   (real estate management) since 1993;
                                                   Director, LaSalle Street Fund since
                                                   1995.

Walter Mintz(1)(2) ......................   67   Special Limited Partner of Cumberland        1992            0
  1114 Avenue of the Americas                      Associates (investment partnership)
  New York, New York 10036                         since 1982.

Robert S. Salomon, Jr.(1)(2)(3) .........   59   Principal of STI Management (investment      1996            0
  106 Dolphin Cove Quay                            adviser); Chairman and CEO of Salomon
  Stamford, Connecticut 06902                      Brothers Asset Management Inc from 1992
                                                   to 1995; Chairman of Salomon Brothers
                                                   equity mutual funds from 1992 to 1995;
                                                   Director of Stock Research and U.S.

                                                   Equity Strategist at Salomon Brothers
                                                   Inc from 1975 to 1991; Director, Common
                                                   Fund and the Norwalk Community
                                                   Technical College Foundation.

Melvin R. Seiden(1)(2) ..................   65   President of Silbanc Properties, Ltd.        1992            0
  780 Third Avenue                               (real estate, investment and consulting)
  Suite 2502                                       since 1987.
  New York, New York 10017

Stephen B. Swensrud(1)(2) ...............   63   Principal of Fernwood Associates             1992            0
  24 Federal Street                                (financial consultants) since 1975;
  Suite 400                                        Principal of Fernwood Advisers
  Boston, Massachusetts 02110                      (investment adviser) since 1996.

                                                                                                          SHARES OF
                                                                                                         COMMON STOCK
                                                                                                         OF THE FUND
                                                           PRINCIPAL OCCUPATIONS                         BENEFICIALLY
                                                          DURING PAST FIVE YEARS            DIRECTOR       OWNED AT
       NAME AND ADDRESS OF NOMINEE         AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE    AUGUST 12, 1996
- -----------------------------------------  ----  -----------------------------------------  ---------  ----------------
Arthur Zeikel(1)(4) .....................   64   President of Fund Asset Management, L.P.     1992            0
  P.O. Box 9011                                    ('FAM') (which term as used hereunder
  Princeton, New Jersey 08543-9011                 includes its corporate predecessors)
                                                   since 1977; President of MLAM (which
                                                   term as used hereunder includes its
                                                   corporate predecessors) since 1977;
                                                   President and Director of Princeton
                                                   Services, Inc. ('Princeton Services')
                                                   since 1993; Executive Vice President of
                                                   Merrill Lynch & Co., Inc. ('ML&Co.')
                                                   since 1990; Director of Merrill Lynch
                                                   Funds Distributor, Inc. ('MLFD') since
                                                   1977.

- ------------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser.

(2) Member of Audit Committee of the Board of Directors.

(3) On January 17, 1996, Robert S. Salomon, Jr. was elected a Director of the Fund to fill the vacancy created by the retirement of Harry Woolf, who retired as a Director, effective December 31, 1995, pursuant to the Fund's retirement policy.

(4) Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended December 31, 1995, the Board of Directors and the Audit Committee each held four meetings. Each of the Directors then in office attended at least 75% of the meetings of the Board of Directors. All members of the Audit Committee then in office attended at least 75% of the meetings of the Audit Committee held during such period.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that a Form 4 disclosing the purchase of 5,000 shares of common stock of the Fund by Gregory M. Maunz, the Fund's Vice President, on December 8, 1995 was not filed on a timely basis. A Form 4 was filed on behalf of Mr. Maunz on January 11, 1996.


     Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $2,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $25,454 for the fiscal year ended December 31, 1995.

     The following table sets forth for the fiscal year ended December 31, 1995 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ending December 31, 1995, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the non-affiliated Directors.

                                                                           PENSION OR        AGGREGATE COMPENSATION
                                                                           RETIREMENT            FROM FUND AND
                                                                      BENEFITS ACCRUED AS           FAM/MLAM
                                                      COMPENSATION            PART           ADVISED FUNDS PAID TO
NAME OF DIRECTOR                                       FROM FUND        OF FUND EXPENSES           DIRECTORS
- ---------------------------------------------------   ------------    --------------------   ----------------------
Joe Grills(1)......................................      $5,000               None                  $153,883
Walter Mintz(1)....................................      $5,000               None                  $153,883
Robert S. Salomon, Jr.(1)(2).......................        None               None                      None
Melvin R. Seiden(1)................................      $5,000               None                  $153,883
Stephen B. Swensrud(1).............................      $5,000               None                  $161,883
Harry Woolf(1)(2)..................................      $5,000               None                  $153,883

- ------------------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Grills (18 registered investment companies consisting of 38 portfolios); Mr. Mintz (18 registered investment companies consisting of 38 portfolios); Mr. Salomon (18 registered investment companies consisting of 38 portfolios); Mr. Seiden (18 registered investment companies consisting of 38 portfolios); Mr. Swensrud (20 registered investment companies consisting of 49 portfolios); and Mr. Woolf, prior to his retirement, effective December 31, 1995, pursuant to the Fund's retirement policy (18 registered investment companies consisting of 38 portfolios).

(2) Mr. Salomon was elected a Director of the Fund on January 17, 1996 to fill the vacancy created by the retirement of Mr. Woolf who retired as a Director, effective December 31, 1995, pursuant to the Fund's retirement policy.

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                             OFFICER
NAME AND PRINCIPAL OCCUPATION                                                       OFFICE            AGE     SINCE
- ---------------------------------------------------------------------------------   ---------------   ---    -------
Arthur Zeikel ...................................................................   President         64       1992
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML&Co.
  since 1990; Director of MLFD since 1977.

Terry K. Glenn ..................................................................   Executive Vice    55       1992
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President        President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and
  Director thereof since 1991; President of Princeton Administrators, L.P. since
  1988.

N. John Hewitt ..................................................................   Senior Vice       61       1993
  Senior Vice President of FAM and MLAM since 1980.                                    President

Jeffrey B. Hewson ...............................................................   Vice President    45       1992
  Vice President of MLAM since 1989; Portfolio Manager of MLAM since 1985; Senior
  Consultant, Price Waterhouse 1981 to 1985.

Gregory M. Maunz ................................................................   Vice President    43       1992
  Vice President of MLAM since 1985 and Portfolio Manager since 1984.

Donald C. Burke .................................................................   Vice President    36       1993
  Vice President and Director of Taxation of MLAM since 1990; Employee of
  Deloitte & Touche LLP from 1982 to 1990.

Gerald M. Richard ...............................................................   Treasurer         47       1992
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President thereof since 1981.

Ira P. Shapiro ..................................................................   Secretary         33       1996
  Attorney associated with FAM and MLAM since 1993. Prior to 1993, Mr. Shapiro was an attorney in private practice.

     Stock Ownership. At August 12, 1996, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, and the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

     All of the Directors of the Fund timely filed the reports required under the Securities Exchange Act of 1934, as amended, relating to transactions in the

Fund's shares.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ('E&Y') to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of E&Y in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     E&Y also acts as independent auditors for several other investment companies for which FAM acts as investment adviser. The fees received by E&Y from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for the other entities described above in its evaluation of the independence of E&Y with respect to the Fund.

     Representatives of E&Y are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund also may hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportions as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or
Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1995 to any stockholder upon request. Such requests should be directed to Income Opportunities Fund 2000, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Ira P. Shapiro, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1997 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in October 1997, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 30, 1997.


                                          By Order of the Board of Directors

                                          IRA P. SHAPIRO
                                          Secretary

Dated: August 28, 1996

                                                                  COMMON STOCK

                     INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                                   P R O X Y

          This proxy is solicited on behalf of the Board of Directors


     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Income Opportunities Fund 2000, Inc. (the "Fund") held of record by the undersigned on August 12, 1996 at the annual meeting of stockholders of the Fund to be held on October 14, 1996 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                               (Continued and to be signed on the reverse side)

1.  To elect a Board of Directors to serve for the ensuing year.

FOR all nominees listed below (except as marked to the contrary below) / /

WITHHOLD AUTHORITY to vote for all nominees listed below / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden, Stephen B. Swensrud, Arther Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

                  FOR / /       AGAINST / /       ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                       Please sign exactly as name appears
                                       hereon. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney or as executor,
                                       administrator, trustee or guardian,
                                       please give full title as such. If a
                                       corporation, please sign in full
                                       corporate name by president or other
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized persons.

                                       Dated: ______________________, 1996

                                       X__________________________________
                                                      Signature

                                       X__________________________________
                                            Signature, if held jointly

Please mark boxes /// or /X/ in blue
or black ink. Sign, Date and return
the Proxy Card Promptly Using the
Enclosed Envelope.